TRANSAMERICA INVESTORS, INC. (the “Fund”)

On Behalf of Transamerica Premier Funds

Supplement dated August 31, 2006 to the Prospectus dated May 1, 2006

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Premier Institutional Class Shares

Transamerica Premier High Yield Bond Fund

Premier Institutional Class Funds

Transamerica Premier Institutional Equity Fund

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Effective September 1, 2006, the section entitled “Shareholder Information – Minimum Investment” has been amended as follows:

The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker dealer firms having applicable selling and wrap agreements with the Fund, and certain qualified retirement plans, excluding IRAs.

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Investors Should Retain This Supplement For Future Use